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                                                                    EXHIBIT 10.5

(MAAX LOGO)                                                         CONFIDENTIAL

CORPORATE

                              LETTER OF EMPLOYMENT
                       (EFFECTIVE AT CLOSING JUNE 4, 2004)

DATE:                  MAY 3, 2004

NAME:                  PATRICE HENAIRE

POSITION:              CORPORATE VICE PRESIDENT SALES, MARKETING AND R&D

PLACE OF EMPLOYMENT:   CORPORATE OFFICE IN MONTREAL, QUEBEC, CANADA

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JOB RESPONSIBILITIES

- Sales, Marketing and R&D strategies for MAAX;

- Corporate Customers Key Accounts strategies and relationships;

- MAAX Marketing Public Relations and Communications;

- MAAX Officer Brands Assets and strategies;

- MAAX Corporate Research and development department;

- Direct reports to Executive are:
  - Communications Manager (Marketing)
  - Graphics Design Manager (Marketing)
  - Research and Development Director
  - VP of Key Accounts Relationship

- Dotted line reports to Executive are:
  - Sales and Marketing Vice President in our three sectors;
  - Development Directors in our three sectors;

- Member of MAAX Executive Committee;

- You report to the President and CEO.

HEAD OFFICE
640, Route Cameron
Sainte-Marie, Quebec G6E 1B2 Canada
Tel.: (418) 387-4155
Fax: (418) 386-4520
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(MAAX LOGO)

CORPORATE

REMUNERATION

- Annual salary of one hundred eighty-two thousand two hundred fifty (182,250$) CDN dollars;

- Annual review based on your performance and the company's performance;

- Eligible to bonus incentive program maximum amount is 50% of the annual salary based on MAAX bonus program for senior managers, which is based on three components:
  - MAAX Conso EBITDA for 40% of maximum bonus amount;
  - MAAX Conso Working Capital for 40% of maximum bonus amount;
  - Company objectives for 20% of maximum bonus amount.

CAR POLICY

- You are entitled to a company vehicle of forty-five thousand (45,000$) dollars value. The Company will reimburse all expenses related to this vehicle.

SHARE OPTIONS

- You will be allocated 5% of the total options available under the Company's Share Options Plan (8% of the initial capitalization of the Company) based on a recommendation by CEO and approved by the Board of Directors. Such options will have an exercise price equal to the purchase price per share paid by Childs, Borealis and OMERS for their shares at the closing. 30% of the options granted under the plan will vest ratably over five (5) years (20% per year). 70% of the options granted under the plan are performance-vesting options. See Company Share Option Program for details.

OTHER BENEFITS

- Entitled to participate in all health life, disability, sick leave and other benefits made available by the Company;

- Contribution to the MAAX retirement plan, which is 4% of annual salary;

- Entitled to four (4) weeks paid vacation per year.

HEAD OFFICE
640, Route Cameron
Sainte-Marie, Quebec G6E 1B2 Canada
Tel.: (418) 387-4155
Fax: (418) 386-4520

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(MAAX LOGO)

CORPORATE

RELOCATION COSTS

- The Company will reimburse all your incurred direct costs for your relocation to Montreal. Refer to MAAX policy on relocation for all details.

TERMINATION WITHOUT CAUSE

- If the Company terminates your employment without cause, you will receive one year base salary severance package.

INVESTMENT - EQUITY PARTICIPATION IN NEWCO

- You are entitled to invest in Newco by acquiring the same class of shares of the Company at the same purchase price as all shareholders;

- You are authorized to rollover your proceeds from the current MAAX Stock Option Plan which represents ten thousand (10,000) options at a value of one hundred thirty-two thousand five hundred (132,500$) dollars;

- You will receive a separate letter regarding the instructions to roll over or exercise your options. Please confirm by May 7, 2004;

- You are welcome to add a further investment if you choose so. Please advise by May 14, 2004.

STE-MARIE, _____________________ 2004

/s/ Andre Heroux                         /s/ Pat Henaire
---------------------------------        ---------------------------------------
Andre Heroux                             Pat Henaire
President and CEO                        Vice President Sales, Marketing and R&D


HEAD OFFICE
640, Route Cameron
Sainte-Marie, Quebec G6E 1B2 Canada
Tel.: (418) 387-4155
Fax: (418) 386-4520

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